UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

Managers AMG Funds

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2012 – October 31, 2013 (Annual Shareholder Report)

Item 1.	Reports to Shareholders

Managers AMG Funds

Annual Report — October 31, 2013

Page
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Trilogy Global Equity Fund	4

Trilogy Emerging Markets Equity Fund	11

Trilogy International Small Cap Fund	17

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	23

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	28
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	29
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	30
Detail of changes in assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	31
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	37
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44

TRUSTEES AND OFFICERS	45

ANNUAL RENEWAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS	47

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (“MIG”) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of Funds managed by a collection of Affiliated Managers Group’s (“AMG”) affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. We were pleased to welcome the Brandywine Funds into the Managers Fund family several months ago. We have been excited to begin this new chapter in the 27-year history of the Brandywine Funds, while maintaining shareholders’ access to the same investment team that has guided the Brandywine Funds since inception using its research-driven investment approach.

We announced effective November 1, 2013 that the GW&K Small Cap Equity Fund would be closed to new investors with certain limited exceptions. The team at GW&K manages a total of $2.3 billion (as of October 31, 2013) in small-capitalization equities and closing the Fund to new investors allows the team to continue to execute on the investment process that has been effective for the team for more than a decade. We will continue to make decisions such as these that we believe are in the best interest of our shareholders.

Risky assets have done quite well thus far in 2013, with U.S. equity markets surpassing all-time highs. Ongoing global monetary easing, a low-yield environment, and healthy U.S. economic growth are supporting investor appetite for risk assets. Despite improving investor sentiment, risks remain, including uncertainty surrounding the Fed’s eventual exit from its ultra-accommodative monetary policy, ongoing fiscal headwinds in the U.S. and slower growth in emerging markets. Nevertheless, we are optimistic about the prospects for the upcoming year and we are confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

Managing Partner

Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2013	Expense Ratio for the Period	Beginning Account Value 5/01/13	Ending Account Value 10/31/13	Expenses Paid During the Period*
Trilogy Global Equity Fund

Investor Class Shares
Based on Actual Fund Return	1.17%	$1,000	$1,105	$6.21
Hypothetical (5% return before expenses)	1.17%	$1,000	$1,019	$5.96

Service Class Shares
Based on Actual Fund Return	0.79%	$1,000	$1,108	$4.20
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.02

Institutional Class Shares
Based on Actual Fund Return	0.67%	$1,000	$1,109	$3.56
Hypothetical (5% return before expenses)	0.67%	$1,000	$1,022	$3.41

Trilogy Emerging Markets Equity Fund

Investor Class Shares
Based on Actual Fund Return	1.45%	$1,000	$995	$7.29
Hypothetical (5% return before expenses)	1.45%	$1,000	$1,018	$7.37

Service Class Shares
Based on Actual Fund Return	1.04%	$1,000	$998	$5.24
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.30

Institutional Class Shares
Based on Actual Fund Return	0.95%	$1,000	$999	$4.79
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.84

Trilogy International Small Cap Fund

Investor Class Shares
Based on Actual Fund Return	1.60%	$1,000	$1,118	$8.54
Hypothetical (5% return before expenses)	1.60%	$1,000	$1,017	$8.13

Service Class Shares
Based on Actual Fund Return	1.16%	$1,000	$1,121	$6.20
Hypothetical (5% return before expenses)	1.16%	$1,000	$1,019	$5.90

Institutional Class Shares
Based on Actual Fund Return	1.10%	$1,000	$1,121	$5.88
Hypothetical (5% return before expenses)	1.10%	$1,000	$1,020	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

Trilogy Global Equity Fund

Portfolio Manager’s Comments

The Year In Review

For the 12 months ending October 31, 2013, the Trilogy Global Equity Fund (Institutional Class shares) (the “Fund”) returned 24.98%, underperforming the MSCI World Index (“MSCI WI”), which returned 25.77%.

The calendar year of 2012, including the final months, turned out to be very strong for global equity markets in all major currencies. The old saying that “bull markets climb a wall of worry” was particularly apt for 2012 since market participants worried greatly about Europe’s recession and sovereign debt crisis, China’s pronounced economic slowdown, and the “fiscal cliff” risk of recession posed by U.S. politics. Such worries were offset, however, by more than 300 announcements of growth-oriented monetary and fiscal easing measures and by evidence later in the year that the U.S. was preparing to deliver a pragmatic solution to the fiscal cliff issue.

Global equity markets continued their rally through the first quarter of 2013 as confidence about global economic prospects continued to gradually improve. We also began to see a notable divergence across markets during this time with developed markets strongly outperforming emerging markets. Global Equity markets stumbled mid-year with the MSCI World Index (“MSCI WI”) posting a decline of approximately 2.50% in June while the MSCI Emerging Markets Index (“MSCI EM”) lost 5.10% in local currency terms. Those losses reflected notable turmoil in fixed income, currency and commodity markets. Fixed income markets experienced a major volatility shock in June, resulting in the worst U.S. investment grade bond returns since 2008.

Global Markets bounced back in the third quarter, although the MSCI EM continued to lag the MSCI WI significantly over the year to date period. The continued divergence between the MSCI WI and MSCI EM indices appeared to reflect growing confidence that growth in developed nations is accelerating even as emerging market nations face significant headwinds to growth. Issues facing emerging markets include higher inflation, excessive credit, limited structural reforms and current account financing issues. That said, more recent data was finally helpful to emerging markets, especially with concerns about a potential hard landing in China having faded following improved Chinese data from purchasing managers surveys, industrial production and money growth. September and October marked a reversal of fortune for Emerging Markets with two months of outperformance to developed markets. Overall, however, according to Citi’s economic surprise indices, there continue to be more positive economic data surprises among the top-10 developed nations than among the emerging market nations, even though negative surprises in emerging markets have recently abated.

Encouraging economic news from developed nations more recently included a continued downtrend in jobless claims in the U.S., more strength in JPMorgan’s global purchasing managers index, evidence of a broad-based economic recovery in Europe and the strongest small business sentiment seen in Japan since 2006. With healthy gains in consumer goods spending in the developed nations in the first half of the year combined with a recent pickup in business equipment spending, inventories have been drawn down and the stage has been set for a pickup in global factory output later this year. Although rising long-term interest rates and a spike in oil prices in August related to Syria tensions were potentially tempering the global recovery, both of those factors have since reversed: the Fed surprisingly backed away from reducing monetary accommodation in September, which helped bond yields decline, while oil prices have declined as the U.S. opted to back away from a military confrontation with Syria.

The Fed’s decision immediately took pressure away from many emerging market currencies such as the Turkish Lira, the South African Rand, and the Indonesian Rupiah, although the relief proved to be rather short-lived. Each of those currencies almost immediately slipped below the levels they reached against the U.S. Dollar on September 19th. The Fed’s decision also provided a few emerging market central banks like the Bank of Israel and the National Bank of Hungary with a window of opportunity to ease monetary policy further. But other EM central banks appear to see the delay in Fed tapering as merely a temporary respite on a path to further policy tightening, with prime examples being India, Brazil and Indonesia. In fact, emerging market borrowing costs were marginally higher at the end of September than they were the day after the Fed announcement, while the MSCI EM slipped by 3.40% by the end of the month from its September 19th level. All of this suggests that investors may see the Fed’s decision as a relatively minor issue compared to the structural growth headwinds facing a number of emerging market nations.

The U.S. government shut down and looming debt ceiling issue has raised yet another tail risk for global markets, particularly if a dysfunctional Congress is willing to risk a technical U.S. Treasury default. Since we consider that a very low probability event, we still have a constructive view of global equity markets based on the combination of reasonable valuations, extremely accommodative monetary policy and prospects for improving growth in the largest developed nations.

Performance

During the period, portfolio holdings in the financials, utilities and telecommunication services sectors added the most relative value. Partially offsetting these positives was the relative underperformance of the Portfolio’s consumer discretionary, consumer staples and industrial holdings. The underweight allocation to the health care sector also detracted from performance. Geographically, stock selection in continental Europe, and the United States had a positive relative impact on performance. Partially offsetting these positives was the relative underperformance of holdings in Japan as well as our exposure to emerging markets.

Current Portfolio Positioning

With respect to the Fund’s structure, exposure to the consumer discretionary, health care and financial sectors increased during the year corresponding decreases to the materials, consumer staples and energy sectors. On a regional basis, exposure to continental Europe and Japan increased during the year while the Fund’s allocation to the United Kingdom, Emerging Markets and Canada decreased during the year. At the close of the period, the Portfolio had overweight positions in the information technology and consumer discretionary sectors and underweight positions in the consumer staples, materials, energy, health care and telecommunication services sectors relative to the MSCI World. Geographically, at the close of the period, the Portfolio had exposures of 44% in the United States, 28% in continental Europe, 8% in Emerging Markets, 10% in the United Kingdom, 8% in Japan and 2% in Asia ex-Japan.

4

Trilogy Global Equity Fund

Portfolio Manager’s Comments (continued)

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, as of October 31, 2013 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

Cumulative Total Return Performance

The Trilogy Global Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in Trilogy Global Equity Fund’s Institutional Class on March 1, 2011, to a $10,000 investment made in the MSCI World Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Trilogy Global Equity Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annual total returns for the Trilogy Global Equity Fund and the MSCI World Index for the same time periods ended October 31, 2013.

	Average Annual Total Returns[1]
	One Year	Since Inception	Inception Date
Trilogy Global Equity Fund [2,3]
Investor Class	24.47%	12.24%	03/01/12
Service Class	24.84%	7.95%	03/01/11
Institutional Class	24.98%	7.98%	03/01/11
MSCI World Index[4,5]	25.77%	9.05%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2013. All returns are in U.S. dollars($).
[2]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[3]	Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.
[4]	The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Unlike the Fund, the MSCI World Index is unmanaged, is not available for investment, and does not incur expenses.
[5]	All MSCI data is provided ’as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

Trilogy Global Equity Fund

Fund Snapshots

October 31, 2013

Portfolio Breakdown (unaudited)

Industry	Trilogy Global Equity Fund**	MSCI World Index
Financials	19.6%	21.0%
Information Technology	18.0%	11.7%
Consumer Discretionary	17.4%	12.2%
Industrials	10.2%	11.3%
Health Care	9.4%	11.1%
Energy	8.3%	9.6%
Consumer Staples	6.4%	10.2%
Materials	1.5%	5.7%
Telecommunication Services	1.2%	3.9%
Utilities	1.1%	3.3%
Other Equities	0.7%	0.0%
Other Assets and Liabilities	6.2%	0.0%

**	As a percentage of net assets.

Top Ten Holdings (unaudited)

Security Name	%of Net Assets
Google, Inc., Class A*	3.0%
Sumitomo Mitsui Financial Group, Inc.	2.1
Apple, Inc.*	1.9
Credit Suisse Group AG*	1.8
Sonova Holding AG	1.7
Hugo Boss AG	1.7
Sanofi	1.7
Express Scripts Holding Co.*	1.7
Hennes & Mauritz AB, B Shares	1.6
T. Rowe Price Group, Inc.	1.6

Top Ten as a Group	18.8%

* Top Ten Holding at April 30, 2013

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Trilogy Global Equity Fund

Schedule of Portfolio Investments

October 31, 2013

	Shares	Value
Common Stocks - 93.1%
Consumer Discretionary - 17.4%
AutoZone, Inc. (United States)*	988	$429,474
Bed Bath & Beyond, Inc. (United States)*	4,528	350,105
Carnival PLC (United Kingdom)	14,023	498,413
Coach, Inc. (United States)	6,187	313,557
Daimler AG (Germany)	5,883	481,672
Hennes & Mauritz AB, B Shares (Sweden)	25,971	1,122,256
Home Depot, Inc., The (United States)	4,534	353,153
Honda Motor Co., Ltd. (Japan)[1]	15,800	630,940
Hugo Boss AG (Germany)	9,145	1,191,294
Hyatt Hotels Corp., Class A (United States)*	6,275	298,690
Hyundai Motor Co. (South Korea)	1,760	419,309
Li & Fung, Ltd. (Hong Kong)	167,000	236,098
Nissan Motor Co., Ltd. (Japan)	105,913	1,063,500
Nitori Holdings Co., Ltd. (Japan)	2,124	199,243
PetSmart, Inc. (United States)	4,050	294,678
priceline.com, Inc. (United States)*	1,046	1,102,306
Publicis Groupe SA (France)	5,579	463,949
Ralph Lauren Corp. (United States)	1,800	298,152
Suzuki Motor Corp. (Japan)	8,400	211,221
Toyota Motor Corp. (Japan)	5,071	328,794
Urban Outfitters, Inc. (United States)*	16,871	639,073
Viacom, Inc., Class B (United States)	3,030	252,369
Whitbread PLC (United Kingdom)	7,222	397,149
William Hill PLC (United Kingdom)	47,612	305,694
Total Consumer Discretionary		11,881,089
Consumer Staples - 6.4%
Anheuser-Busch InBev N.V. (Belgium)[1]	4,259	441,505
Archer-Daniels-Midland Co. (United States)	14,350	586,915
British American Tobacco PLC (United Kingdom)	7,159	394,981
Japan Tobacco, Inc. (Japan)	9,200	332,890
Jeronimo Martins SGPS, S.A. (Portugal)	39,827	733,478
Monster Beverage Corp. (United States)*	8,647	494,868
Orkla ASA (Norway)	43,833	355,318
Philip Morris International, Inc. (United States)	7,333	653,517
TESCO PLC (United Kingdom)	63,477	370,273
Total Consumer Staples		4,363,745
Energy - 8.3%
Anadarko Petroleum Corp. (United States)	3,000	285,870
Apache Corp. (United States)	10,715	951,492
BG Group PLC (United Kingdom)	22,907	467,299
CNOOC, Ltd. (China)	133,200	270,925

	Shares	Value
Gazprom OAO, Sponsored ADR (Russia)	30,240	$282,666
Inpex Corp. (Japan)	16,800	194,073
Noble Energy, Inc. (United States)	4,391	329,018
Occidental Petroleum Corp. (United States)	4,990	479,439
Petroleo Brasileiro, S.A., ADR (Brazil)	17,200	299,796
Royal Dutch Shell PLC, A Shares (Netherlands)	10,635	354,200
Schlumberger, Ltd. (United States)	8,705	815,833
Superior Energy Services, Inc. (United States)*	18,609	499,279
Total SA (France)	6,875	421,803
Total Energy		5,651,693
Financials - 19.6%
Admiral Group PLC (United Kingdom)	37,670	771,270
Allianz SE (Germany)	3,611	606,298
American International Group, Inc. (United States)	5,800	299,570
Banco Bradesco, S.A., ADR (Brazil)	24,440	352,425
BNP Paribas SA (France)	9,085	670,232
Credit Suisse Group AG (Switzerland)*	39,864	1,240,088
HSBC Holdings PLC (United Kingdom)	53,339	584,672
Industrial & Commercial Bank of China, Ltd., Class H (China)	622,500	436,389
Intesa Sanpaolo S.p.A (Italy)	202,399	502,128
JPMorgan Chase & Co. (United States)	20,162	1,039,149
MetLife, Inc. (United States)	13,588	642,848
Ping An Insurance Group Co. of China, Ltd., Class H (China)	36,000	283,869
Sberbank of Russia, Sponsored ADR (Russia)	23,594	300,880
Schroders PLC (United Kingdom)	21,743	897,392
Societe Generale SA (France)	18,913	1,068,391
Sony Financial Holdings, Inc. (Japan)	19,080	356,273
Sumitomo Mitsui Financial Group, Inc. (Japan)	29,600	1,430,742
T. Rowe Price Group, Inc. (United States)	14,311	1,107,815
Wells Fargo & Co. (United States)	19,076	814,354
Total Financials		13,404,785
Health Care - 9.4%
Agilent Technologies, Inc. (United States)	5,960	302,530
Amgen, Inc. (United States)	2,989	346,724
Express Scripts Holding Co. (United States)*	18,842	1,178,002
Novo Nordisk A/S, Class B (Denmark)	5,276	878,732
Perrigo Co. (United States)	4,990	688,071
Sanofi (France)	11,091	1,182,563
Sonova Holding AG (Switzerland)*	9,167	1,193,004
St Jude Medical, Inc. (United States)	6,942	398,401

The accompanying notes are an integral part of these financial statements.

Trilogy Global Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care - 9.4% (continued)
Zoetis, Inc. (United States)	9,135	$289,214
Total Health Care		6,457,241
Industrials - 10.2%
Assa Abloy AB, Class B (Sweden)	4,837	239,998
CH Robinson Worldwide, Inc. (United States)	5,416	323,552
CNH Industrial N.V. (United Kingdom)*	28,641	338,710
Cummins, Inc. (United States)	2,200	279,444
Danaher Corp. (United States)	4,080	294,127
East Japan Railway Co. (Japan)	1,800	156,367
FANUC Corp. (Japan)	1,080	173,240
Hutchison Whampoa, Ltd. (Hong Kong)	34,597	431,102
Koninklijke Philips N.V. (Netherlands)	15,033	531,279
Kuehne + Nagel International AG (Switzerland)	3,829	483,721
Michael Page International PLC (United Kingdom)	74,343	577,069
Prysmian S.p.A. (Italy)	15,799	385,927
Ryanair Holdings PLC, Sponsored ADR (Ireland)	18,588	933,304
Textron, Inc. (United States)	11,700	336,843
Union Pacific Corp. (United States)	2,300	348,220
United Continental Holdings, Inc. (United States)*	8,865	300,967
United Parcel Service, Inc., Class B (United States)	4,048	397,676
Wolseley PLC (Switzerland)	8,445	454,606
Total Industrials		6,986,152
Information Technology - 18.0%
Altera Corp. (United States)	11,858	398,429
Apple, Inc. (United States)	2,529	1,321,023
Baidu, Inc., Sponsored ADR (China)*	2,657	427,511
Broadcom Corp., Class A (United States)	19,442	519,490
Check Point Software Technologies, Ltd. (Israel)*	18,793	1,090,370
Cognizant Technology Solutions Corp., Class A (United States)*	6,645	577,650
eBay, Inc. (United States)*	13,003	685,388
EMC Corp. (United States)	44,276	1,065,723
Google, Inc., Class A (United States)*	2,016	2,077,649
Infosys, Ltd., Sponsored ADR (India)	3,710	196,853
International Business Machines Corp. (United States)	2,778	497,845
Lenovo Group, Ltd. (China)	290,400	311,078
Marvell Technology Group, Ltd. (Bermuda)	20,692	248,304
Microsoft Corp. (United States)	20,670	730,685
NVIDIA Corp. (United States)	15,580	236,504

	Shares	Value
Samsung Electronics Co., Ltd., GDR (South Korea)	1,033	$715,952
SAP AG (Germany)	6,538	511,615
Synopsys, Inc. (United States)*	7,479	272,610
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	24,648	453,770
Total Information Technology		12,338,449
Materials - 1.5%
CRH PLC (Ireland)	15,821	385,811
Newmont Mining Corp. (United States)	8,125	221,488
Syngenta AG (Switzerland)	1,055	425,816
Total Materials		1,033,115
Telecommunication Services - 1.2%
Softbank Corp. (Japan)	4,700	350,991
Vodafone Group PLC (United Kingdom)	123,604	452,735
Total Telecommunication Services		803,726
Utilities - 1.1%
AES Corp., The (United States)	30,879	435,085
Edison International (United States)	6,200	303,986
Total Utilities		739,071
Total Common Stocks (cost $53,888,004)		63,659,066
Warrants - 0.7%
Bharti Infratel, Ltd., (United States)*	48,640	129,869
Housing Development Finance Corp., (United States)*	22,677	314,303
Total Warrants (cost $441,413)		444,172

	Principal Amount
Short-Term Investments - 6.6%
Repurchase Agreements - 0.7%[2]
BNP Paribas Securities Corp., dated 10/31/13, due 11/01/13, 0.090%, total to be received $499,577 (collateralized by various U.S. Government Agency Obligations, 0.250% - 3.125%, 02/28/14 - 02/15/43, totaling $509,568)	$499,576	499,576

	Shares
Other Investment Companies - 5.9%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	4,027,494	4,027,494
Total Short-Term Investments (cost $4,527,070)		4,527,070

The accompanying notes are an integral part of these financial statements.

Trilogy Global Equity Fund

Schedule of Portfolio Investments (continued)

Value
Total Investments - 100.4% (cost $58,856,487)	$68,630,308
Other Assets, less Liabilities - (0.4)%	(279,724)
Net Assets - 100.0%	$68,350,584

The accompanying notes are an integral part of these financial statements.

Trilogy Emerging Markets Equity Fund

Investment Manager’s Comments

The Year In Review

For the 12 months ending October 31, 2013, the Trilogy Emerging Markets Equity Fund (Institutional Class shares) (the “Fund”) returned 2.97%, underperforming the MSCI Emerging Markets Index (“MSCI EM”), which returned 6.53%.

The calendar year of 2012, including the final months, turned out to be very strong for emerging markets equities in all major currencies. The old saying that “bull markets climb a wall of worry” was particularly apt for 2012 since market participants worried greatly about Europe’s recession and sovereign debt crisis, China’s pronounced economic slowdown and the “fiscal cliff” risk of recession posed by U.S. politics. Such worries were offset, however, by more than 300 announcements of growth-oriented monetary and fiscal easing measures and by evidence later in the year that the U.S. was preparing to deliver a pragmatic solution to the fiscal cliff issue.

Global equity markets continued their rally through the first quarter of 2013 as confidence about global economic prospects continued to gradually improve. We also began to see a notable divergence across markets during this time with developed markets strongly outperforming emerging markets. Global Equity markets stumbled mid-year with the MSCI World Index (“MSCI WI”) posting a decline of approximately 2.50% in June while the MSCI Emerging Markets Index (“MSCI EM”) lost 5.10% in local currency terms. Those losses reflected notable turmoil in fixed income, currency and commodity markets. Fixed income markets experienced a major volatility shock in June, resulting in the worst U.S. investment grade bond returns since 2008.

Global Markets bounced back in the third quarter, although the MSCI EM continued to lag the MSCI WI significantly over the year to date period. The continued divergence between the MSCI WI and MSCI EM indices appeared to reflect growing confidence that growth in developed nations is accelerating even as emerging market nations face significant headwinds to growth. Issues facing emerging markets include higher inflation, excessive credit, limited structural reforms and current account financing issues. That said, more recent data was finally helpful to emerging markets, especially with concerns about a potential hard landing in China having faded following improved Chinese data from purchasing managers surveys, industrial production and money growth. September and October marked a reversal of fortune for Emerging Markets with two months of outperformance to developed markets. Overall, however, according to Citi’s economic surprise indices, there continue to be more positive economic data surprises among the top-10 developed nations than among the emerging market nations, even though negative surprises in emerging markets have recently abated.

Encouraging economic news from developed nations more recently included a continued downtrend in jobless claims in the U.S., more strength in JPMorgan’s global purchasing managers index, evidence of a broad-based economic recovery in Europe, and the strongest small business sentiment seen in Japan since 2006. With healthy gains in consumer goods spending in the developed nations in the first half of the year combined with a recent pickup in business equipment spending, inventories have been drawn down and the stage has been set for a pickup in global factory output later this year. Although rising long-term interest rates and a spike in oil prices in August related to Syria tensions were potentially tempering the global recovery, both of those factors have since reversed: the Fed surprisingly backed away from reducing monetary accommodation in September, which helped bond yields decline, while oil prices have declined as the U.S. opted to back away from a military confrontation with Syria.

The Fed’s decision immediately took pressure away from many emerging market currencies such as the Turkish Lira, the South African Rand, and the Indonesian Rupiah, although the relief proved to be rather short-lived. Each of those currencies almost immediately slipped below the levels they reached against the U.S. Dollar on September 19th. The Fed’s decision also provided a few emerging market central banks like the Bank of Israel and the National Bank of Hungary with a window of opportunity to ease monetary policy further. But other EM central banks appear to see the delay in Fed tapering as merely a temporary respite on a path to further policy tightening, with prime examples being India, Brazil and Indonesia. In fact, emerging market borrowing costs were marginally higher at the end of September than they were the day after the Fed announcement, while the MSCI EM slipped by 3.40% by the end of the month from its September 19th level. All of this suggests that investors may see the Fed’s decision as a relatively minor issue compared to the structural growth headwinds facing a number of emerging market nations.

The U.S. government shut down and looming debt ceiling issue has raised yet another tail risk for global markets, particularly if a dysfunctional Congress is willing to risk a technical U.S. Treasury default. Since we consider that a very low probability event, we still have a constructive view of global equity markets based on the combination of reasonable valuations, extremely accommodative monetary policy and prospects for improving growth in the largest developed nations.

Performance

During the period, portfolio holdings in the information technology, consumer discretionary and telecommunication services sectors, as well as overweight positions in the information technology and consumer discretionary sectors, added relative value. Offsetting these positives was the relative underperformance of the Portfolio’s financial, energy, industrial, utilities and health care holdings. Geographically, stock selection in Asia and Latin America were large detractors to relative performance. Within Asia, holdings in Indonesia and Taiwan and an underweight allocation to Taiwan were the cause for most of the relative underperformance. Within Latin America, most of the relative underperformance came from our holdings in Brazil.

Current Portfolio Positioning

With respect to the Fund’s structure, exposure to the consumer discretionary, health care and industrial sectors increased during the year corresponding decreases to the consumer staples, energy, financial and telecommunication services sectors. On a regional basis, exposure to Asia increased during the year while the Fund’s allocation to the Europe, Middle East and Africa (EMEA) region decreased during the year. At the close of the period, the Portfolio had overweight positions in the consumer discretionary, health care and industrial sectors and underweight positions in the consumer staples, energy, financial and telecommunication services sectors relative to the MSCI Emerging Markets Index. Geographically, at the close of the period, the Portfolio had exposures of 59% in Asia, 21% in the EMEA region and 16% in Latin America.

11

Trilogy Emerging Markets Equity Fund

Investment Manager’s Comments (continued)

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, as of October 31, 2013 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

Cumulative Total Return Performance

The Trilogy Emerging Markets Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in Trilogy Emerging Markets Equity Fund’s Institutional Class on March 1, 2011, to a $10,000 investment made in the MSCI EM Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Trilogy Emerging Markets Equity Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annual total returns for the Trilogy Emerging Markets Equity Fund and the MSCI EM Index for the same time periods ended October 31, 2013.

	Average Annual Total Returns[1]
	One Year	Since Inception	Inception Date
Trilogy Emerging Markets Equity Fund [2,3,4]
Investor Class	2.39%	(3.67)%	03/01/12
Service Class	2.82%	(4.54)%	03/01/11
Institutional Class	2.97%	(4.44)%	03/01/11
MSCI Emerging Markets Index[5,6]	6.53%	0.13%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2013. All returns are in U.S. dollars ($).
[2]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[3]	Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.
[4]	A short-term redemption fee of 2% will be charged on redemptions of Fund shares held for 60 days or less.
[5]	The MSCI EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Unlike the Fund, the MSCI EM Index is unmanaged, is not available for investment, and does not incur expenses.
[6]	All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

Trilogy Emerging Markets Equity Fund

Fund Snapshots

October 31, 2013

Portfolio Breakdown (unaudited)

Industry	Trilogy Emerging Markets Equity Fund**	MSCI Emerging Markets Index
Financials	22.6%	27.3%
Consumer Discretionary	17.0%	8.8%
Information Technology	16.4%	15.3%
Industrials	10.0%	6.1%
Materials	8.3%	9.7%
Energy	7.9%	12.0%
Consumer Staples	4.9%	8.6%
Health Care	4.0%	1.5%
Telecommunication Services	2.9%	7.4%
Utilities	2.5%	3.3%
Other Assets and Liabilities	3.5%	0.0%

**	As a percentage of net assets.

Top Ten Holdings (unaudited)

Security Name	%of Net Assets
Samsung Electronics Co., Ltd.*	4.6%
Taiwan Semiconductor Manufacturing Co., Ltd.*	3.5
Hyundai Motor Co.*	3.2
Sberbank of Russia*	2.3
Banco Bradesco, S.A.	2.0
SABMiller PLC*	2.0
Industrial & Commercial Bank of China, Ltd., Class H*	1.8
BHP Billiton PLC	1.8
China Shenhua Energy Co., Ltd., Class H*	1.7
SJM Holdings, Ltd.	1.7

Top Ten as a Group	24.6%

*	Top Ten Holding at April 30, 2013

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments

October 31, 2013

	Shares	Value
Common Stocks - 96.5%
Consumer Discretionary - 17.0%
ANTA Sports Products, Ltd. (China)	772,972	$1,108,750
Bajaj Auto, Ltd. (India)	22,483	778,787
Cheng Shin Rubber Industry Co., Ltd. (Taiwan)	192,715	513,880
Coway Co., Ltd. (South Korea)	22,277	1,275,047
Dongfeng Motor Group Co., Ltd., Class H (China)	1,019,000	1,440,684
Genting Bhd (Malaysia)	532,641	1,768,381
Hankook Tire Co., Ltd. (South Korea)	28,710	1,684,256
Hyundai Department Store Co., Ltd. (South Korea)	6,029	960,016
Hyundai Motor Co. (South Korea)	17,515	4,172,841
Imperial Holdings, Ltd. (South Africa)	78,008	1,657,998
Naspers, Ltd., N Shares (South Africa)	15,721	1,471,546
Parkson Retail Group, Ltd. (China)	1,555,100	533,862
SJM Holdings, Ltd. (Hong Kong)	680,283	2,199,598
Tata Motors, Ltd., Sponsored ADR (India)	55,542	1,739,576
UMW Holdings Bhd (Malaysia)	131,656	533,900
Woolworths Holdings, Ltd. (South Africa)	83,874	630,843
Total Consumer Discretionary		22,469,965
Consumer Staples - 4.9%
Cia de Bebidas das Americas, ADR (Brazil)	29,774	1,107,593
Jeronimo Martins SGPS, S.A. (Portugal)	94,582	1,741,879
Natura Cosmeticos S.A. (Brazil)	53,070	1,061,305
SABMiller PLC (United Kingdom)	49,839	2,588,351
Total Consumer Staples		6,499,128
Energy - 7.9%
Adaro Energy Tbk PT (Indonesia)	5,980,274	540,645
China Shenhua Energy Co., Ltd., Class H (China)	730,500	2,222,090
CNOOC, Ltd., ADR (Hong Kong)	9,217	1,864,691
Eurasia Drilling Co., Ltd., GDR (Cayman Islands)	33,410	1,413,935
Gazprom OAO, Sponsored ADR (Russia)	96,266	899,838
Lukoil OAO, ADR (Russia)	13,800	903,815
Oil & Natural Gas Corp., Ltd. (India)*	237,716	1,135,916
Pacific Rubiales Energy Corp. (Canada)	22,254	460,384
Tambang Batubara Bukit Asam Tbk PT (Indonesia)	523,154	563,937
TMK OAO, GDR (Russia)	34,824	449,926
Total Energy		10,455,177
Financials - 22.6%
Axis Bank, Ltd. (India)	64,807	1,288,015

	Shares	Value
Banco Bradesco, S.A., ADR (Brazil)	187,180	$2,699,136
Banco Santander Brasil, S.A., ADR (Brazil)	156,221	1,082,612
Bancolombia, S.A., Sponsored ADR (Colombia)	24,734	1,388,319
Bangkok Bank PCL (Thailand)	237,200	1,574,395
Bank Mandiri Persero Tbk PT (Indonesia)	1,702,693	1,300,175
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	1,153,495	809,554
CETIP, S.A. - Mercados Organizados (Brazil)	124,278	1,378,031
China Construction Bank Corp., Class H (China)	2,771,200	2,156,069
Dongbu Insurance Co., Ltd. (South Korea)	26,856	1,201,752
Housing Development Finance Corp. (India)	48,526	674,284
ICICI Bank, Ltd., ADR (India)	21,987	820,555
Industrial & Commercial Bank of China, Ltd., Class H (China)	3,375,196	2,366,100
Itau Unibanco Holding, S.A., ADR (Brazil)	135,231	2,083,916
Kasikornbank PCL (Thailand)	315,300	1,971,209
KB Financial Group, Inc., ADR (South Korea)[1]	17,229	668,658
PICC Property & Casualty Co., Ltd., Class H (China)	755,488	1,158,496
Sberbank of Russia (Russia)	574,637	1,836,458
Sberbank of Russia, Sponsored ADR (Russia)	95,504	1,217,904
Shinhan Financial Group Co., Ltd. (South Korea)	22,786	993,553
Turkiye Garanti Bankasi A.S. (Turkey)	287,008	1,150,854
Total Financials		29,820,045
Health Care - 4.0%
Diagnosticos da America S.A. (Brazil)	209,614	1,076,047
Dr Reddy’s Laboratories, Ltd. (India)	35,783	1,426,370
Life Healthcare Group Holdings, Ltd. (South Africa)	200,214	816,633
Mindray Medical International, Ltd., ADR (China)[1]	51,341	1,930,935
Total Health Care		5,249,985
Industrials - 10.0%
ALL - America Latina Logistica, S.A. (Brazil)	307,113	1,099,476
Arteris, S.A. (Brazil)	93,613	831,577
Bidvest Group, Ltd. (South Africa)	68,813	1,833,492
Copa Holdings, S.A., Class A (Panama)	10,494	1,569,273
Embraer, S.A., ADR (Brazil)	56,406	1,657,772
Enka Insaat ve Sanayi A.S. (Turkey)	248,866	727,657
Globaltrans Investment PLC, GDR (Cayman Islands)	90,387	1,373,882
Hyundai Glovis Co., Ltd. (South Korea)	5,504	1,220,304
KOC Holding A.S. (Turkey)	269,612	1,320,497

The accompanying notes are an integral part of these financial statements.

Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 10.0% (continued)
Samsung Heavy Industries Co., Ltd. (South Korea)	26,204	$960,831
Turk Hava Yollari (Turkey)	166,800	650,383
Total Industrials		13,245,144
Information Technology - 16.4%
Baidu, Inc., Sponsored ADR (China)*	12,315	1,981,484
Delta Electronics, Inc. (Taiwan)	286,220	1,488,481
HCL Technologies, Ltd. (India)	72,170	1,286,651
Hon Hai Precision Industry Co., Ltd. (Taiwan)	713,122	1,812,967
Infosys, Ltd., Sponsored ADR (India)	25,269	1,340,773
MediaTek, Inc. (Taiwan)	126,921	1,735,256
NetEase, Inc., ADR (China)	19,369	1,307,601
Samsung Electronics Co., Ltd. (South Korea)	4,400	6,067,860
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	1,240,732	4,572,799
Total Information Technology		21,593,872
Materials - 8.3%
Anhui Conch Cement Co., Ltd., Class H (China)	182,148	635,655
BHP Billiton PLC (United Kingdom)	76,911	2,364,397
Grupo Mexico, S.A.B. de C.V., Series B (Mexico)	632,147	2,003,432
Korea Zinc Co., Ltd. (South Korea)	5,020	1,455,247
LG Chem, Ltd. (South Korea)	3,022	852,452
Novolipetsk Steel OJSC, GDR (Russia)[1]	53,791	916,532
PTT Global Chemical PCL (Thailand)	274,690	692,702
Shougang Fushan Resources Group, Ltd. (Hong Kong)	1,002,874	337,711
Vale, S.A., Sponsored ADR (Brazil)	101,759	1,629,162
Total Materials		10,887,290
Telecommunication Services - 2.9%
Bharti Infratel, Ltd. (India)	7,600	20,387
Mobile Telesystems OJSC, Sponsored ADR (Russia)	42,675	972,990
MTN Group, Ltd. (South Africa)	66,133	1,314,536
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	7,566,858	1,573,986
Total Telecommunication Services		3,881,899
Utilities - 2.5%
GAIL India, Ltd. (India)	176,765	1,015,403

	Shares	Value
Huaneng Power International, Inc., Class H (China)	1,271,841	$1,327,562
Power Grid Corp. of India, Ltd. (India)	544,480	896,364
Total Utilities		3,239,329
Total Common Stocks (cost $122,595,451)		127,341,834

	Principal Amount
Short-Term Investments - 4.5%
Repurchase Agreements - 1.7%[2]
Citigroup Global Markets, Inc., dated 10/31/13, due 11/01/13, 0.110%, total to be received $1,000,003 (collateralized by various U.S. Government Agency Obligations, 1.625% - 7.000%, 01/01/14 - 10/01/43, totaling $1,020,000)	$1,000,000	1,000,000
Credit Suisse Securities (USA) LLC, dated 10/31/13, due 11/01/13, 0.080%, total to be received $206,668 (collateralized by various U.S. Government Agency Obligations, 0.000%, 02/15/18 - 11/15/40, totaling $210,802)	206,668	206,668
Merrill Lynch, Pierce, Fenner & Smith, Inc.,dated 10/31/13, due 11/01/13, 0.100%, total to be received $1,000,003 (collateralized by various U.S. Government Agency Obligations, 3.000% - 3.500%, 09/20/42 - 05/20/43, totaling $1,020,000)	1,000,000	1,000,000
Total Repurchase Agreements		2,206,668

	Shares
Other Investment Companies - 2.8%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	3,692,864	3,692,864
Total Short-Term Investments (cost $5,899,532)		5,899,532
Total Investments - 101.0% (cost $128,494,983)		133,241,366
Other Assets, less Liabilities - (1.0)%		(1,319,321)
Net Assets - 100.0%		$131,922,045

The accompanying notes are an integral part of these financial statements.

Trilogy International Small Cap Fund

Investment Manager’s Comments

The Year In Review

For the twelve month period ended October 31, 2013, the Trilogy International Small Cap Fund (Institutional Class shares) (the “Fund”) returned 21.99%, underperforming the MSCI All Country World ex-United States Small Cap Index (MSCI ACWIxUS SC), which returned 23.70%.

The calendar year of 2012, including the final months, turned out to be very strong for international equity markets in all major currencies. The old saying that “bull markets climb a wall of worry” was particularly apt for 2012 since market participants worried greatly about Europe’s recession and sovereign debt crisis, China’s pronounced economic slowdown and the “fiscal cliff” risk of recession posed by U.S. politics. Such worries were offset, however, by more than 300 announcements of growth-oriented monetary and fiscal easing measures and by evidence later in the year that the U.S. was preparing to deliver a pragmatic solution to the fiscal cliff issue.

Global equity markets continued their rally through the first quarter of 2013 as confidence about global economic prospects continued to gradually improve. We also began to see a notable divergence across markets during this time with developed markets strongly outperforming emerging markets. Global Equity markets stumbled mid-year with the MSCI World Index (“MSCI WI”) posting a decline of approximately 2.50% in June while the MSCI Emerging Markets Index (“MSCI EM”) lost 5.10% in local currency terms. Those losses reflected notable turmoil in fixed income, currency and commodity markets. Fixed income markets experienced a major volatility shock in June, resulting in the worst U.S. investment grade bond returns since 2008.

Global Markets bounced back in the third quarter, although the MSCI EM continued to lag the MSCI WI significantly over the year to date period. The continued divergence between the MSCI WI and MSCI EM indices appeared to reflect growing confidence that growth in developed nations is accelerating even as emerging market nations face significant headwinds to growth. Issues facing emerging markets include higher inflation, excessive credit, limited structural reforms and current account financing issues. That said, more recent data was finally helpful to emerging markets, especially with concerns about a potential hard landing in China having faded following improved Chinese data from purchasing managers surveys, industrial production and money growth. September and October marked a reversal of fortune for Emerging Markets with two months of outperformance to developed markets. Overall, however, according to Citi’s economic surprise indices, there continue to be more positive economic data surprises among the top-10 developed nations than among the emerging market nations, even though negative surprises in emerging markets have recently abated.

Encouraging economic news from developed nations more recently included a continued downtrend in jobless claims in the U.S., more strength in JPMorgan’s global purchasing managers index, evidence of a broad-based economic recovery in Europe, and the strongest small business sentiment seen in Japan since 2006. With healthy gains in consumer goods spending in the developed nations in the first half of the year combined with a recent pickup in business equipment spending, inventories have been drawn down and the stage has been set for a pickup in global factory output later this year. Although rising long-term interest rates and a spike in oil prices in August related to Syria tensions were potentially tempering the global recovery, both of those factors have since reversed: the Fed surprisingly backed away from reducing monetary accommodation in September, which helped bond yields decline, while oil prices have declined as the U.S. opted to back away from a military confrontation with Syria.

The Fed’s decision immediately took pressure away from many emerging market currencies such as the Turkish Lira, the South African Rand and the Indonesian Rupiah, although the relief proved to be rather short-lived. Each of those currencies almost immediately slipped below the levels they reached against the U.S. Dollar on September 19th. The Fed’s decision also provided a few emerging market central banks like the Bank of Israel and the National Bank of Hungary with a window of opportunity to ease monetary policy further. But other EM central banks appear to see the delay in Fed tapering as merely a temporary respite on a path to further policy tightening, with prime examples being India, Brazil and Indonesia. In fact, emerging market borrowing costs were marginally higher at the end of September than they were the day after the Fed announcement, while the MSCI EM slipped by 3.40% by the end of the month from its September 19th level. All of this suggests that investors may see the Fed’s decision as a relatively minor issue compared to the structural growth headwinds facing a number of emerging market nations.

The U.S. government shut down and looming debt ceiling issue has raised yet another tail risk for global markets, particularly if a dysfunctional Congress is willing to risk a technical U.S. Treasury default. Since we consider that a very low probability event, we still have a constructive view of global equity markets based on the combination of reasonable valuations, extremely accommodative monetary policy and prospects for improving growth in the largest developed nations.

Performance

During the period, portfolio holdings in the industrial, financial and health care sectors, as well an overweight position in the industrial sector, added relative value. Partially offsetting these positives was the relative underperformance of the Portfolio’s energy, consumer discretionary, materials and information technology holdings. Geographically, our underweight position in Canada and overweight positions in continental Europe added to relative performance while stock selection in Asia and Emerging Markets detracted from relative performance.

Current Portfolio Positioning

With respect to the Fund’s structure, exposure to the consumer discretionary, financial and materials sectors increased during the year with corresponding decreases to the consumer staples, energy and health care sectors. On a regional basis, exposure to continental Europe, Japan and the United Kingdom increased during the year while the Fund’s allocation to Emerging Markets decreased significantly. At the close of the period, the Portfolio had overweight positions in the consumer discretionary, financial, industrial and telecommunication services sectors and underweight positions in the consumer staples, information technology, health care, materials and utility sectors relative to the MSCI All Country World ex-USA Small Cap Index. Geographically, at the close of the period, the portfolio had exposures of 34% in continental Europe, 28% in the United Kingdom, 19% in Japan, 16% in Emerging Markets, 2% in Canada and 1% in Asia ex-Japan.

17

Trilogy International Small Cap Fund

Investment Manager’s Comments (continued)

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, as of October 31, 2013 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

Cumulative Total Return Performance

The Trilogy International Small Cap Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in Trilogy International Small Cap Fund’s Institutional Class on March 1, 2011, to a $10,000 investment made in the MSCI All Country (“AC”) World Index ex-U.S Small Cap for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deductions of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Trilogy International Small Cap Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annual total returns for the Trilogy International Small Cap Fund and the MSCI AC World Index ex-U.S. Small Cap for the same time periods ended October 31, 2013.

	Average Annual Total Returns[1]
	One Year	Since Inception	Inception date
Trilogy International Small Cap Fund [2,3,4,5]
Investor Class	21.37%	6.32%	07/15/11
Service Class	21.81%	4.64%	03/01/11
Institutional Class	21.99%	4.75%	03/01/11
MSCI AC World Index ex-U.S. Small Cap [6,7]	23.70%	4.64%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2013. All returns are in U.S. dollars ($).
[2]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[3]	Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.
[4]	A short-term redemption fee of 2% will be charged on redemptions of Fund shares held for 60 days or less.
[5]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[6]	The MSCI AC World Index ex-U.S. Small Cap covers all investable small-cap securities with a market capitalization below that of the companies in the MSCI Standard Indices (excluding USA), and target approximately 14% of each market’s free-float adjusted market capitalization. Unlike the Fund, the MSCI AC World Index ex-U.S. Small Cap is unmanaged, is not available for investment, and does not incur expenses.
[7]

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

19

Trilogy International Small Cap Fund

Fund Snapshots

October 31, 2013

Portfolio Breakdown (unaudited)

Industry	Trilogy International Small Cap Fund**	MSCI AC World Index ex-U.S. Small Cap
Industrials	23.3%	19.8%
Financials	22.6%	19.6%
Consumer Discretionary	20.1%	18.4%
Information Technology	9.4%	10.4%
Materials	9.0%	11.6%
Energy	4.7%	5.5%
Consumer Staples	3.6%	5.9%
Health Care	2.7%	5.6%
Telecommunication Services	1.0%	1.1%
Utilities	0.0%	2.1%
Other Equities	0.4%	0.0%
Other Assets and Liabilities	3.2%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	%of Net Assets
Italcementi S.p.A.	2.6%
Opera Software ASA*	2.5
Stanley Electric Co., Ltd.*	2.5
Ramirent OYJ*	2.3
Wienerberger AG	2.2
IMMOFINANZ AG	2.2
Debenhams PLC	2.2
Jupiter Fund Management PLC	2.1
Indesit Co. S.p.A.	2.1
Tatsuta Electric Wire and Cable Co., Ltd.	2.1

Top Ten as a Group	22.8%

*	Top Ten Holding at April 30, 2013

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Trilogy International Small Cap Fund

Schedule of Portfolio Investments

October 31, 2013

	Shares	Value
Common Stocks - 96.4%
Consumer Discretionary - 20.1%
Cia Hering (Brazil)	11,503	$167,138
CJ O Shopping Co., Ltd. (South Korea)	653	217,917
Daiichikosho Co., Ltd. (Japan)	18,639	532,621
Debenhams PLC (United Kingdom)	437,881	714,333
Eclat Textile Co., Ltd. (Taiwan)	24,281	267,030
Foschini Group, Ltd., The (South Africa)	18,011	207,489
Grand Korea Leisure Co., Ltd. (South Korea)	7,585	276,281
Hyundai Department Store Co., Ltd. (South Korea)	1,864	296,811
Indesit Co. S.p.A. (Italy)	67,975	702,012
Nitori Holdings Co., Ltd. (Japan)	6,095	571,746
Paddy Power PLC (Ireland)*	4,203	342,399
Piaggio & C S.p.A. (Italy)	236,725	683,130
SAF-Holland, S.A. (Germany)*	44,315	629,981
Stanley Electric Co., Ltd. (Japan)	35,737	831,279
Techtronic Industries Co. (Hong Kong)	93,357	234,462
Total Consumer Discretionary		6,674,629
Consumer Staples - 3.6%
FamilyMart Co., Ltd. (Japan)	11,254	504,142
PureCircle, Ltd. (Bermuda)*	122,447	669,496
Total Consumer Staples		1,173,638
Energy - 4.7%
Eurasia Drilling Co., Ltd., GDR (Cayman Islands)	7,284	308,264
Fred Olsen Energy ASA (Norway)	10,462	439,652
Polarcus, Ltd. (Arab Emirates)*	733,513	477,732
TGS Nopec Geophysical Co. ASA (Norway)	12,257	337,112
Total Energy		1,562,760
Financials - 22.6%
Aozora Bank, Ltd. (Japan)	163,206	474,445
Arrow Global Group PLC (United Kingdom)*	138,062	536,823
Banca Generali S.p.A. (Italy)	23,711	618,985
Bank of Georgia Holdings PLC (United Kingdom)	7,172	226,753
Close Brothers Group PLC (United Kingdom)	16,880	341,853
Countrywide PLC (United Kingdom)	61,965	554,403
Credit Saison Co., Ltd. (Japan)	20,403	558,439
Dongbu Insurance Co., Ltd. (South Korea)	3,372	150,890
First Pacific Co., Ltd. (Hong Kong)	205,612	233,789
GAM Holding AG (Switzerland)*	35,368	660,882
GP Investments, Ltd., BDR (Bermuda)*	110,186	197,727
IMMOFINANZ AG (Austria)*	165,181	723,427
Jupiter Fund Management PLC (United Kingdom)	110,736	708,077
Lancashire Holdings, Ltd. (Bermuda)	32,345	421,122
Paragon Group of Cos PLC (United Kingdom)	113,533	615,915

	Shares	Value
Provident Financial PLC (United Kingdom)	19,166	$484,787
Total Financials		7,508,317
Health Care - 2.7%
Mindray Medical International, Ltd., ADR (China)[1]	8,689	326,793
Sawai Pharmaceutical Co., Ltd. (Japan)	7,686	561,872
Total Health Care		888,665
Industrials - 23.3%
ALL - America Latina Logistica, S.A. (Brazil)	56,696	202,974
Ashtead Group PLC (United Kingdom)	63,706	669,437
Globaltrans Investment PLC, GDR (Cayman Islands)	19,626	298,315
Hitachi Transport System, Ltd. (Japan)	41,338	655,497
Intrum Justitia AB (Sweden)	23,297	619,452
KUKA AG (Germany)	6,705	305,158
Makita Corp. (Japan)	12,477	630,954
Norwegian Air Shuttle A.S. (Norway)*	13,048	535,667
Prysmian S.p.A. (Italy)	23,071	563,562
Ramirent OYJ (Finland)	64,799	778,645
Tatsuta Electric Wire and Cable Co., Ltd. (Japan)	97,326	687,186
Vesuvius PLC (United Kingdom)	74,978	582,900
Wacker Neuson SE (Germany)	31,138	478,307
Wienerberger AG (Austria)	42,213	732,229
Total Industrials		7,740,283
Information Technology - 9.4%
Daum Communications Corp. (South Korea)	2,853	238,056
Dialight PLC (United Kingdom)	23,366	407,997
Digital China Holdings, Ltd. (Hong Kong)	121,159	159,103
Monitise PLC (United Kingdom)*	667,125	594,295
NCC Group PLC (United Kingdom)	197,746	519,992
Opera Software ASA (Norway)	68,954	834,583
Simplo Technology Co., Ltd. (Taiwan)	38,489	189,251
Totvs, S.A. (Brazil)	11,091	188,035
Total Information Technology		3,131,312
Materials - 9.0%
Ferrexpo PLC (Switzerland)	174,957	508,043
Greatview Aseptic Packaging Co., Ltd. (China)	250,246	157,702
Italcementi S.p.A. (Italy)	95,691	851,031
Synthomer PLC (United Kingdom)	147,036	573,312
Taseko Mines, Ltd. (Canada)*	221,861	544,731
Tiangong International Co., Ltd. (China)	1,415,557	363,244
Total Materials		2,998,063

The accompanying notes are an integral part of these financial statements.

Trilogy International Small Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Telecommunication Services - 1.0%
Inmarsat PLC (United Kingdom)	28,276	$326,357
Total Common Stocks (cost $27,312,931)		32,004,024
Warrants - 0.4%
YES Bank, Ltd., 02/11/16 (United States)* (cost $173,966)	22,489	134,484

	Principal Amount
Short-Term Investments - 3.6%
Repurchase Agreements - 0.7%[2]
Citigroup Global Markets, Inc., dated 10/31/13, due 11/01/13, 0.090%, total to be received $255,464 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.875%, 08/15/14 - 08/15/43, totaling $260,572)	$255,463	255,463

	Shares	Value
Other Investment Companies - 2.9%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	958,063	$958,063
Total Short-Term Investments (cost $1,213,526)		1,213,526
Total Investments - 100.4% (cost $28,700,423)		33,352,034
Other Assets, less Liabilities - (0.4)%		(146,203)
Net Assets - 100.0%		$33,205,831

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At October 31, 2013, the approximate cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Trilogy Global Equity Fund	$59,146,874	$10,195,360	$(711,926)	$9,483,434
Trilogy Emerging Markets Equity Fund	129,286,324	11,103,428	(7,148,386)	3,955,042
Trilogy International Small Cap Fund	28,933,145	5,114,660	(695,771)	4,418,889

*	Non-income producing security.
[1]	Some or all of these shares were out on loan to various brokers as of October 31, 2013, amounting to:

Fund	Market Value	% of Net Assets
Trilogy Global Equity Fund	$490,835	0.7%
Trilogy Emerging Markets Equity Fund	2,093,242	1.6%
Trilogy International Small Cap Fund	245,067	0.7%

[2]	Collateral received from brokers for securities lending was invested in these short-term investments.
[3]	Yield shown represents the October 31, 2013, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

Country	Trilogy Global Equity Fund†	MSCI World Index
Australia	0.0%	3.4%
Austria	0.0%	0.1%
Belgium	0.6%	0.5%
Bermuda	0.4%	0.0%
Brazil	0.9%	0.0%
Canada	0.0%	4.2%
China	2.5%	0.0%
Denmark	1.3%	0.5%
Finland	0.0%	0.4%
France	5.5%	4.0%
Germany	4.1%	3.7%
Hong Kong	1.0%	1.2%
India	0.3%	0.0%
Ireland	1.9%	0.2%
Israel	1.6%	0.2%
Italy	1.3%	0.9%
Japan	7.9%	8.8%
Luxembourg	0.0%	0.1%
Netherlands	1.3%	1.3%
New Zealand	0.0%	0.1%
Norway	0.5%	0.4%
Portugal	1.1%	0.1%
Russia	0.9%	0.0%
Singapore	0.0%	0.7%
South Korea	1.7%	0.0%
Spain	0.0%	1.4%
Sweden	2.0%	1.3%
Switzerland	5.5%	3.7%
Taiwan	0.7%	0.0%
United Kingdom	8.8%	9.2%
United States	48.2%	53.6%

	100.0%	100.0%

†	As a percentage of total market value on October 31, 2013.

Country	Trilogy Emerging Markets Equity Fund†	MSCI Emerging Markets Index
Brazil	11.8%	11.7%
Canada	0.4%	0.0%
Cayman Islands	2.1%	0.0%
Chile	0.0%	1.7%
China	13.6%	13.2%
Colombia	1.0%	1.2%
Czech Republic	0.0%	0.3%
Egypt	0.0%	0.2%
Hong Kong	3.3%	5.7%
Hungary	0.0%	0.2%
India	9.3%	6.2%
Indonesia	3.6%	2.4%
Malaysia	1.7%	3.8%
Mexico	1.5%	5.1%
Morocco	0.0%	0.1%
Panama	1.2%	0.0%
Peru	0.0%	0.3%
Philippines	0.0%	0.9%
Poland	0.0%	1.7%
Portugal	1.3%	0.0%
Russia	5.4%	6.2%
South Africa	5.8%	7.5%
South Korea	16.2%	15.9%
Taiwan	7.6%	11.4%
Thailand	3.2%	2.5%
Turkey	2.9%	1.7%
United Kingdom	3.7%	0.0%
United States	4.4%	0.1%

	100.0%	100.0%

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

Country	Trilogy International Small Cap Fund†	MSCI AC World Index ex-U.S. Small Cap
Australia	0.0%	5.0%
Austria	4.4%	0.6%
Belgium	0.0%	0.9%
Bermuda	3.9%	0.4%
Brazil	1.7%	1.3%
Canada	1.6%	8.4%
Cayman Islands	1.8%	0.0%
Chile	0.0%	0.3%
China	2.6%	2.4%
Denmark	0.0%	1.6%
Egypt	0.0%	0.2%
Finland	2.3%	1.0%
France	0.0%	3.2%
Germany	4.2%	4.4%
Greece	0.0%	0.6%
Hong Kong	1.9%	3.5%
India	0.0%	1.0%
Indonesia	0.0%	0.8%
Ireland	1.0%	1.0%
Israel	0.0%	0.7%
Italy	10.3%	2.7%
Japan	18.0%	19.1%
Luxembourg	0.0%	0.1%
Malaysia	0.0%	1.1%
Mexico	0.0%	0.4%
Netherlands	0.0%	1.3%
New Zealand	0.0%	0.7%
Norway	6.4%	1.4%
Philippines	0.0%	0.2%
Poland	0.0%	0.4%
Portugal	0.0%	0.3%
Russia	0.0%	0.2%
Singapore	0.0%	1.7%
South Africa	0.6%	1.7%
South Korea	3.5%	3.6%
Spain	0.0%	1.4%
Sweden	1.9%	2.6%
Switzerland	3.5%	2.8%
Taiwan	1.4%	4.3%
Thailand	0.0%	0.8%
Turkey	0.0%	0.5%
United Arab Emirates	1.4%	0.0%
United Kingdom	23.6%	15.4%
United States	4.0%	0.0%

	100.0%	100.0%

†	As a percentage of total market value on October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of October 31, 2013: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Trilogy Global Equity Fund
Investments in Securities

Common Stocks
Financials	$4,256,161	$9,148,624	—	$13,404,785
Information Technology	10,799,804	1,538,645	—	12,338,449
Consumer Discretionary	4,331,557	7,549,532	—	11,881,089
Industrials	3,552,843	3,433,309	—	6,986,152
Health Care	3,202,942	3,254,299	—	6,457,241
Energy	3,660,727	1,990,966	—	5,651,693
Consumer Staples	1,735,300	2,628,445	—	4,363,745
Materials	221,488	811,627	—	1,033,115
Telecommunication Services	—	803,726	—	803,726
Utilities	739,071	—	—	739,071
Warrants	—	444,172	—	444,172
Short-Term Investments
Repurchase Agreements	—	499,576	—	499,576
Other Investment Companies	4,027,494	—	—	4,027,494

Total Investments in Securities	$36,527,387	$32,102,921	—	$68,630,308

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Trilogy Emerging Markets Equity Fund
Investments in Securities

Common Stocks
Financials	$10,121,227	$19,698,818	—	$29,820,045
Consumer Discretionary	1,739,576	20,730,389	—	22,469,965
Information Technology	3,322,257	18,271,615	—	21,593,872
Industrials	6,531,980	6,713,164	—	13,245,144
Materials	3,632,594	7,254,696	—	10,887,290
Energy	2,775,001	7,680,176	—	10,455,177
Consumer Staples	2,168,898	4,330,230	—	6,499,128
Health Care	3,006,982	2,243,003	—	5,249,985
Telecommunication Services	993,377	2,888,522	—	3,881,899
Utilities	—	3,239,329	—	3,239,329
Short-Term Investments
Repurchase Agreements	—	2,206,668	—	2,206,668
Other Investment Companies	3,692,864	—	—	3,692,864

Total Investments in Securities	$37,984,756	$95,256,610	—	$133,241,366

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Trilogy International Small Cap Fund
Investments in Securities

Common Stocks
Industrials	$501,289	$7,238,994	—	$7,740,283
Financials	1,710,075	5,798,242	—	7,508,317
Consumer Discretionary	509,537	6,165,092	—	6,674,629
Information Technology	1,116,024	2,015,288	—	3,131,312
Materials	544,731	2,453,332	—	2,998,063
Energy	—	1,562,760	—	1,562,760
Consumer Staples	—	1,173,638	—	1,173,638
Health Care	326,793	561,872	—	888,665
Telecommunication Services	—	326,357	—	326,357
Warrants	—	134,484	—	134,484
Short-Term Investments
Repurchase Agreements	—	255,463	—	255,463
Other Investment Companies	958,063	—	—	958,063

Total Investments in Securities	$5,666,512	$27,685,522	—	$33,352,034

As of October 31, 2013, the Funds had no transfers between levels from the beginning of the reporting period.

Investments Definitions and Abbreviations:

ADR/BDR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a BDR (Brazilian Depositary Receipt) and GDR (Global Depositary Receipt) are comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/BDR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/BDR/GDRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2013

	Trilogy Global Equity Fund	Trilogy Emerging Markets Equity Fund	Trilogy International Small Cap Fund
Assets:
Investments at value* (including securities on loan valued at $490,835, $2,093,242 and $245,067, respectively)	$68,630,308	$133,241,366	$33,352,034
Foreign currency**	226,531	712,329	191,535
Receivable for investments sold	180,860	796,412	667,847
Dividends, interest and other receivables	104,221	106,367	74,100
Receivable for Fund shares sold	18,442	6,906	52,971
Receivable from affiliate	—	1,073	21,779
Prepaid expenses	15,789	19,299	16,661
Total assets	69,176,151	134,883,752	34,376,927
Liabilities:
Payable upon return of securities loaned	499,576	2,206,668	255,463
Payable for investments purchased	225,002	514,725	850,436
Payable for Fund shares repurchased	32,335	36,042	9,606
Payable to custodian	—	—	520
Accrued expenses:
Investment management and advisory fees	25,618	78,185	27,898
Shareholder servicing fees - Service Class	1,846	—	—
Shareholder servicing fees - Investor Class	131	63	1,019
Distribution fees - Investor Class	131	63	1,019
Trustees fees and expenses	511	1,295	1,948
Other	40,417	124,666	23,187
Total liabilities	825,567	2,961,707	1,171,096
Net Assets	$68,350,584	$131,922,045	$33,205,831
Net Assets Represent:
Paid-in capital	$52,382,326	$128,367,135	$29,189,906
Undistributed net investment income	691,625	774,096	510,808
Accumulated net realized gain (loss) from investments and foreign currency transactions	5,502,902	(1,964,365)	(1,147,165)
Net unrealized appreciation of investments and foreign currency translations	9,773,731	4,745,179	4,652,282
Net Assets	$68,350,584	$131,922,045	$33,205,831
Investor Class Shares:
Net Assets	$625,950	$291,198	$4,914,680
Shares outstanding	51,914	33,349	444,658
Net asset value, offering and redemption price per share	$12.06	$8.73	$11.05
Service Class Shares:
Net Assets	$53,740,474	$28,092,665	$13,206,166
Shares outstanding	4,431,891	3,199,369	1,190,621
Net asset value, offering and redemption price per share	$12.13	$8.78	$11.09
Institutional Class Shares:
Net Assets	$13,984,160	$103,538,182	$15,084,985
Shares outstanding	1,155,271	11,785,912	1,358,666
Net asset value, offering and redemption price per share	$12.10	$8.78	$11.10
* Investments at cost	$58,856,487	$128,494,983	$28,700,423
** Foreign currency at cost	$228,035	$713,696	$191,238

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the fiscal year ended October 31, 2013

	Trilogy Global Equity Fund	Trilogy Emerging Markets Equity Fund	Trilogy International Small Cap Fund
Investment Income:
Dividend income	$1,541,655	$2,303,385	$491,310 [1]
Securities lending income	4,383	6,484	3,813
Interest income	175	50	—
Foreign withholding tax	(86,369)	(233,862)	(30,725)
Total investment income	1,459,844	2,076,057	464,398
Expenses:
Investment management and advisory fees	332,561	729,505	219,374
Shareholder servicing fees - Service Class	60,874	20,011	6,833
Shareholder servicing fees - Investor Class	923	447	4,495
Shareholder servicing fees - Institutional Class	28	28	99
Distribution fees - Investor Class	929	451	4,514
Transfer agent	42,288	14,753	5,777
Custodian	40,026	140,063	41,983
Professional fees	32,214	3,774	12,573
Registration fees	20,590	33,351	16,870
Extraordinary expense	19,624	23,325	4,498
Reports to shareholders	15,813	25,510	5,962
Trustees fees and expenses	2,325	3,554	2,498
Miscellaneous	3,278	57,070	2,495
Total expenses before repayments and offsets	571,473	1,051,842	327,971
Expense repayments	—	80,286	—
Expense reimbursements	—	—	(66,088)
Expense reductions	(4,736)	(8,188)	—
Net expenses	566,737	1,123,940	261,883
Net investment income	893,107	952,117	202,515
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	6,446,949	(1,385,434)	671,426
Net realized loss on foreign currency transactions	(35,259)	(144,420)	(15,884)
Net change in unrealized appreciation (depreciation) of investments	8,077,661	5,957,401	4,175,511
Net change in unrealized appreciation (depreciation) on foreign currency translations	733	(5,286)	208
Net realized and unrealized gain	14,490,084	4,422,261	4,831,261
Net increase in net assets resulting from operations	$15,383,191	$5,374,378	$5,033,776

[1]	Includes non-recurring dividends of $43,936.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal years ended October 31,

	Trilogy Global Equity Fund		Trilogy Emerging Markets Equity Fund		Trilogy International Small Cap Fund
	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets From Operations:
Net investment income	$893,107	$532,382	$952,117	$953,965	$202,515	$161,494
Net realized gain (loss) on investments and foreign currency transactions	6,411,690	(337,440)	(1,529,854)	(857,624)	655,542	(1,182,608)
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	8,078,394	4,049,419	5,952,115	233,331	4,175,719	2,586,025
Net increase in net assets resulting from operations	15,383,191	4,244,361	5,374,378	329,672	5,033,776	1,564,911
Distributions to Shareholders:
From net investment income:
Investor Class	(98)	—	(60)	—	(1,982)	(32)
Service Class	(458,944)	(77,566)	(77,167)	(55)	(44,564)	(361)
Institutional Class	(115,253)	(46,545)	(499,837)	(92,273)	(169,493)	(56,182)
Total distributions to shareholders	(574,295)	(124,111)	(577,064)	(92,328)	(216,039)	(56,575)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(19,053,498)	33,747,707	36,204,345	79,355,116	11,854,053	3,496,071
Total increase (decrease) in net assets	(4,244,602)	37,867,957	41,001,659	79,592,460	16,671,790	5,004,407
Net Assets:
Beginning of year	72,595,186	34,727,229	90,920,386	11,327,926	16,534,041	11,529,634
End of year	$68,350,584	$72,595,186	$131,922,045	$90,920,386	$33,205,831	$16,534,041
End of year undistributed net investment income	$691,625	$404,597	$774,096	$543,463	$510,808	$98,109

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Trilogy Global Equity Fund

Financia l Highlights

For a share outstanding throughout each fiscal period

Investor Class	For the fiscal year ended October 31, 2013	For the fiscal period ended October 31, 2012*
Net Asset Value, Beginning of Period	$9.76	$10.02
Income from Investment Operations:
Net investment income[1]	0.10	0.07
Net realized and unrealized gain (loss) on investments[1]	2.27	(0.33)
Total from investment operations	2.37	(0.26)
Less Distributions to Shareholders from:
Net investment income	(0.07)	—
Net Asset Value, End of Period	$12.06	$9.76
Total Return[2]	24.47%	(2.59)%[5]
Ratio of net expenses to average net assets (with offsets/reductions)	1.18%[7]	1.05%[6]
Ratio of expenses to average net assets (with offsets)	1.19%[7]	1.07%[6]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.19%[7]	1.07%[6]
Ratio of net investment income to average net assets[2]	0.90%[7]	1.04%[6]
Portfolio turnover	58%	78%[5]
Net assets at end of period (000’s omitted)	$626	$13

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2011**
Service Class	2013	2012
Net Asset Value, Beginning of Period	$9.79	$9.02	$10.00
Income from Investment Operations:
Net investment income[1]	0.13	0.08	0.02
Net realized and unrealized gain (loss) on investments[1]	2.29	0.72	(1.00)
Total from investment operations	2.42	0.80	(0.98)
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.03)	—
Net Asset Value, End of Period	$12.13	$9.79	$9.02
Total Return[2]	24.84%	8.91%	(9.80)%[5]
Ratio of net expenses to average net assets (with offsets/reductions)	0.78%[7]	1.02%	1.21%[6]
Ratio of expenses to average net assets (with offsets)	0.79%[7]	1.04%	1.21%[6]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.79%[7]	1.04%	1.46%[6]
Ratio of net investment income to average net assets[2]	1.20%[7]	0.85%	0.29%[6]
Portfolio turnover	58%	78%	40%[5]
Net assets at end of period (000’s omitted)	$53,740	$59,584	$23,215

Trilogy Global Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2011**
Institutional Class	2013	2012
Net Asset Value, Beginning of Period	$9.78	$9.03	$10.00
Income from Investment Operations:
Net investment income[1]	0.14	0.09	0.08
Net realized and unrealized gain (loss) on investments[1]	2.27	0.70	(1.05)
Total from investment operations	2.41	0.79	(0.97)
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.04)	—
Net Asset Value, End of Period	$12.10	$9.78	$9.03
Total Return[2]	24.87%[10]	8.76%	(9.70)%[5]
Ratio of net expenses to average net assets (with offsets/reductions)	0.68%[7]	0.85%	1.00%[6]
Ratio of expenses to average net assets (with offsets)	0.69%[7]	0.87%	1.00%[6]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.69%[7]	0.87%	1.25%[6]
Ratio of net investment income to average net assets[2]	1.25%[7]	0.92%	1.26%[6]
Portfolio turnover	58%	78%	40%[5]
Net assets at end of period (000’s omitted)	$13,984	$12,998	$11,512

Trilogy Emerging Markets Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

Investor Class	For the fiscal year ended October 31, 2013	For the fiscal period ended October 31, 2012*
Net Asset Value, Beginning of Period	$8.57	$9.35
Income from Investment Operations:
Net investment income[1]	0.08	0.08
Net realized and unrealized gain (loss) on investments[1]	0.14	(0.86)
Total from investment operations	0.22	(0.78)
Less Distributions to Shareholders from:
Net investment income	(0.06)	—
Net Asset Value, End of Period	$8.73	$8.57
Total Return[2]	2.51%[10]	(8.34)%[5,10]
Ratio of net expenses to average net assets (with offsets/reductions)	1.55%[8,12]	1.30%[6]
Ratio of expenses to average net assets (with offsets)	1.56%[8,12]	1.30%[6]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.56%[8,12]	1.31%[6]
Ratio of net investment income to average net assets[2]	1.00%[8,12]	1.37%[6]
Portfolio turnover	47%	32%[5]
Net assets at end of period (000’s omitted)	$291	$9

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2011**
Service Class	2013	2012
Net Asset Value, Beginning of Period	$8.58	$8.62	$10.00
Income from Investment Operations:
Net investment income[1]	0.07	0.11	0.09
Net realized and unrealized gain (loss) on investments[1]	0.17	(0.14)	(1.47)
Total from investment operations	0.24	(0.03)	(1.38)
Less Distributions to Shareholders from:
Net investment income	(0.04)	(0.01)	—
Net Asset Value, End of Period	$8.78	$8.58	$8.62
Total Return[2]	2.82%	(0.33)%	(13.80)%[5]
Ratio of net expenses to average net assets (with offsets/reductions)	1.15%[8,12]	1.25%	1.09%[6]
Ratio of expenses to average net assets (with offsets)	1.16%[8,12]	1.25%	1.10%[6]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.16%[8,12]	1.26%	2.76%[6]
Ratio of net investment income to average net assets[2]	0.84%[8,12]	1.29%	1.50%[6]
Portfolio turnover	47%	32%	20%[5]
Net assets at end of period (000’s omitted)	$28,093	$15,710	$44

Trilogy Emerging Markets Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2011
Institutional Class	2013	2012
Net Asset Value, Beginning of Period	$8.59	$8.62	$10.00
Income from Investment Operations:
Net investment income[1]	0.08	0.10	0.10
Net realized and unrealized gain (loss) on investments[1]	0.17	(0.12)	(1.48)
Total from investment operations	0.25	(0.02)	(1.38)
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.01)	—
Net Asset Value, End of Period	$8.78	$8.59	$8.62
Total Return[2]	2.85%[10]	(0.20)%	(13.80)%[5]
Ratio of net expenses to average net assets (with offsets/reductions)	1.05%[8,12]	1.05%	1.09%[6]
Ratio of expenses to average net assets (with offsets)	1.06%[8,12]	1.05%	1.10%[6]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.06%[8,12]	1.06%	2.76%[6]
Ratio of net investment income to average net assets[2]	0.93%[8,12]	1.18%	1.58%[6]
Portfolio turnover	47%	32%	20%[5]
Net assets at end of period (000’s omitted)	$103,538	$75,201	$11,284

Trilogy International Small Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2011#
Investor Class	2013	2012
Net Asset Value, Beginning of Period	$9.22	$8.33	$9.76
Income from Investment Operations:
Net investment income[1]	0.04 [4]	0.10	0.00 [11]
Net realized and unrealized gain (loss) on investments[1]	1.90	0.82	(1.43)
Total from investment operations	1.94	0.92	(1.43)
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.03)	—
Net Asset Value, End of Period	$11.05	$9.22	$8.33
Total Return[2]	21.26%[10]	11.13%	(14.65)%[5]
Ratio of net expenses to average net assets (with offsets/reductions)	1.62%[9]	1.35%	1.35%[6]
Ratio of expenses to average net assets (with offsets)	1.62%[9]	1.35%	1.35%[6]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.92%[9]	1.92%	2.58%[6]
Ratio of net investment income to average net assets[2]	0.42%[9]	1.16%	0.74%[6]
Portfolio turnover	61%	56%	52%[5]
Net assets at end of period (000’s omitted)	$4,915	$157	$9

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2011**
Service Class	2013	2012
Net Asset Value, Beginning of Period	$9.22	$8.33	$10.00
Income from Investment Operations:
Net investment income[1]	0.08 [4]	0.10	0.03
Net realized and unrealized gain (loss) on investments[1]	1.90	0.83	(1.70)
Total from investment operations	1.98	0.93	(1.67)
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.04)	—
Net Asset Value, End of Period	$11.09	$9.22	$8.33
Total Return[2]	21.70%[10]	11.23%	(16.70)%[5]
Ratio of net expenses to average net assets (with offsets/reductions)	1.22%[9]	1.29%	1.14%[6]
Ratio of expenses to average net assets (with offsets)	1.22%[9]	1.29%	1.14%[6]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.52%[9]	1.89%	2.33%[6]
Ratio of net investment income to average net assets[2]	0.82%[9]	1.10%	0.57%[6]
Portfolio turnover	61%	56%	52%[5]
Net assets at end of period (000’s omitted)	$13,206	$3,825	$78

Trilogy International Small Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2011**
Institutional Class	2013	2012
Net Asset Value, Beginning of Period	$9.23	$8.33	$10.00
Income from Investment Operations:
Net investment income[1]	0.10 [4]	0.09	0.09
Net realized and unrealized gain (loss) on investments[1]	1.89	0.85	(1.76)
Total from investment operations	1.99	0.94	(1.67)
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.04)	—
Net Asset Value, End of Period	$11.10	$9.23	$8.33
Total Return[2]	21.88%[10]	11.39%	(16.70)%[5]
Ratio of net expenses to average net assets (with offsets/reductions)	1.12%[9]	1.10%	1.10%[6]
Ratio of expenses to average net assets (with offsets)	1.12%[9]	1.10%	1.10%[6]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.42%[9]	1.82%	2.24%[6]
Ratio of net investment income to average net assets[2]	1.04%[9]	1.09%	1.37%[6]
Portfolio turnover	61%	56%	52%[5]
Net assets at end of period (000’s omitted)	$15,085	$12,552	$11,443

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	Commenced operations on March 1, 2012.
**	Commenced operations on March 1, 2011.
#	Commenced operations on July 15, 2011.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

[4]

Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, $0.06, and $0.08 for Trilogy International Small Cap Fund’s Investor Class, Service Class and Institutional Class shares, respectively.

[5]	Not annualized
[6]	Annualized.
[7]	Includes non-routine extraordinary expenses amounting to 0.024%, 0.027% and 0.026% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[8]	Includes non-routine extraordinary expenses amounting to 0.018%, 0.021% and 0.023% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[9]	Includes non-routine extraordinary expenses amounting to 0.016%, 0.019% and 0.022% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[10]	Total return is based on the Financial Statement Net Asset Values as shown above.
[11]	Rounds to less than $0.01.
[12]	Includes tax expense of $112 or 0.06%, $9,694 or 0.05% and $36,132 or 0.04% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.

Notes to Financial Statements

October 31, 2013

1.Summary of Significant Accounting Policies

The Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are Trilogy Global Equity Fund (“Global Equity”), Trilogy Emerging Markets Equity Fund (“Emerging Markets Equity”) and Trilogy International Small Cap Fund (“International Small Cap”), each a “Fund” and collectively the “Funds.” Emerging Markets Equity and International Small Cap will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the fiscal year ended October 31, 2013, Emerging Markets Equity and International Small Cap had redemption fees amounting to $10,644 and $341, respectively. This amount is netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

Each Fund offers three classes of shares: Investor Class, Service Class and Institutional Class. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arm’s-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; (iii) the value of comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers; and (iv) other factors, such as future cash flows, interest rates, yield curves, volatilities, credit risks and/or default rates. The Board will be presented with a quarterly report comparing fair values determined by the Pricing Committee against subsequent market valuations for those securities. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Each Fund may use the fair value of a portfolio investment to calculate its Net Asset Value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

37

Notes to Financial Statements (continued)

market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Dividend and interest income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the fiscal year ended October 31, 2013, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios, if any, were as follows: Global Equity - $4,736 or 0.01% and Emerging Markets Equity - $8,188 or 0.01%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2013, the custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. Prior to January 1, 2013, the rate was 2% above the effective Federal Funds rate. For the fiscal year ended October 31, 2013, overdraft fees for International Small Cap equaled $17.

The Trust has filed a proxy statement with the SEC to approve a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy are being treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

d. Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. The most common differences are due to differing treatments for losses deferred due to wash sales, REITs and foreign currency. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

38

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2013, and October 31, 2012 were as follows:

	Global Equity		Emerging Markets Equity		International Small Cap Equity
	2013	2012	2013	2012	2013	2012
Distributions paid from:
Ordinary income	$574,295	$124,111	$577,064	$92,328	$216,039	$56,575
Short-term capital gains	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	—	—

Totals	$574,295	$124,111	$577,064	$92,328	$216,039	$56,575

As of October 31, 2013, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Global Equity	Emerging Markets Equity	International Small Cap Equity
Capital loss carryforward	—	$1,173,023	$1,051,671
Undistributed ordinary income	$696,515	774,096	648,036
Undistributed short-term capital gains	1,258,007	—	—
Undistributed long-term capital gains	4,530,393	—	—

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on Federal income tax returns as of October 31, 2013 and all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post- enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f. Capital Loss Carryovers and Deferrals

As of October 31, 2013, the following Funds had accumulated net realized capital loss carryovers from securities transactions for

Federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts
Fund	Short-Term		Long-Term	Expires
Global Equity
(Post-Enactment)	—		—	Unlimited

Emerging Markets Equity
(Post-Enactment)	$706,637		$466,386	Unlimited

International Small Cap Equity
(Post-Enactment)	$1,051,671	*	—	Unlimited

*	The Fund’s ability to utilze capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on results of share ownership activity.

For the fiscal year ended October 31, 2013, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryovers Utilized
	Short-Term	Long-Term
Trilogy Global Equity Fund	$645,428	—
Trilogy Emerging Markets Equity Fund	—	—
Trilogy International Small Cap Fund	172,927	—

39

Notes to Financial Statements (continued)

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, $0.001 par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the fiscal years ended October 31, 2013 and October 31, 2012, the capital stock transactions by class for Global Equity, Emerging Markets Equity and International Small Cap Equity were:

	Global Equity				Emerging Markets Equity
	2013		2012		2013		2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:*
Proceeds from sale of shares	50,858	$543,700	1,334	$13,250	34,016	$297,155	1,070	$10,000
Reinvestment of distributions	10	98	—	—	7	60	—	—
Cost of shares repurchased	(288)	(3,383)	—	—	(1,744)	(15,223)	—	—

Net increase	50,580	$540,415	1,334	$13,250	32,279	$281,992	1,070	$10,000

Service Class:
Proceeds from sale of shares	1,262,703	$13,832,669	4,394,048	$41,605,223	1,747,199	$14,246,795	2,068,027	$18,115,382
Reinvestment of distributions	45,457	458,663	8,846	77,487	8,668	76,969	—	—
Cost of shares repurchased	(2,960,267)	(31,984,315)	(892,984)	(8,469,500)	(387,626)	(3,308,147)	(242,022)	(2,065,795)

Net increase (decrease)	(1,652,107)	$(17,692,983)	3,509,910	$33,213,210	1,368,241	$11,015,617	1,826,005	$16,049,587

Institutional Class:
Proceeds from sale of shares	16,121	$174,616	48,850	$482,474	3,432,256	$28,222,888	7,786,196	$65,979,775
Reinvestment of distributions	11,457	115,253	5,307	46,545	56,258	499,566	11,569	91,976
Cost of shares repurchased	(200,874)	(2,190,799)	(803)	(7,772)	(458,746)	(3,815,718)	(350,425)	(2,776,222)

Net increase (decrease)	(173,296)	$(1,900,930)	53,354	$521,247	3,029,768	$24,906,736	7,447,340	$63,295,529

*	Commenced operations on March 1, 2012.

	International Small Cap Equity
	2013		2012
	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	439,005	$4,424,385	17,387	$156,801
Reinvestment of distributions	214	1,983	4	32
Cost of shares repurchased	(11,612)	(120,009)	(1,364)	(11,310)

Net increase	427,607	$4,306,359	16,027	$145,523

Service Class:
Proceeds from sale of shares	919,051	$9,006,178	486,863	$4,199,868
Reinvestment of distributions	4,788	44,437	46	361
Cost of shares repurchased	(147,912)	(1,477,261)	(81,615)	(722,569)

Net increase	775,927	$7,573,354	405,294	$3,477,660

Institutional Class:
Proceeds from sale of shares	27,473	$283,428	7,934	$72,573
Reinvestment of distributions	18,158	168,509	7,017	54,661
Cost of shares repurchased	(46,174)	(477,597)	(29,397)	(254,346)

Net decrease	(543)	$(25,660)	(14,446)	$(127,112)

At October 31, 2013, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Funds as follows: Global Equity - five collectively own 16%; Emerging Markets Equity - three collectively own 61%; International Small Cap - four collectively own 56%. Transactions by these shareholders may have a material impact on the respective Funds.

Notes to Financial Statements (continued)

h. Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At October 31, 2013, the market value of repurchase agreements outstanding for Global Equity Fund, Emerging Markets Equity and International Small Cap were $499,576, $2,206,668, and $255,463, respectively.

i. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. Foreign Securities

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging market countries are exposed to additional risks. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Funds would pay such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

2. Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an investment management agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’

overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Trilogy Global Advisors, L.P. (“Trilogy”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Trilogy.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended October 31, 2013, the annual investment management fee rates, as a percentage of average daily net assets, were as follows:

Global Equity	0.45%
Emerging Markets Equity	0.70%
International Small Cap	1.00%

The Investment Manager has contractually agreed, until at least March 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fees and expenses, and extraordinary expenses) of Global Equity, Emerging Markets Equity and International Small Cap to 1.00%, 1.05% and 1.10%, respectively, of each Fund’s average daily net assets.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the fiscal year ended October 31, 2013, each Fund’s components of reimbursement available are detailed in the following chart:

	Global Equity	Emerging Markets Equity	International Small Cap
Reimbursement Available - 10/31/12	—	$80,286	$200,208
Additional Reimbursements	—	—	66,088
Repayments	—	(80,286)	—
Expired Reimbursements	—	—	—

Reimbursement Available - 10/31/13	—	—	$266,296

The aggregate annual retainer paid to each Independent Trustee of the Board is $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $25,000 per year. The Chairman of the Audit Committee receives an additional payment of $10,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

41

Notes to Financial Statements (continued)

Prior to January 1, 2013, the aggregate annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

The Funds are distributed by Managers Distributors, Inc., (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchases through brokers, dealers, or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributors of up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares.

For each of the Investor, Service and Institutional Classes, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses incurred (“shareholder servicing fees”). Shareholder servicing fees include payments to third parties such as bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping and servicing services. The Investor, Service and Institutional Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended October 31, 2013 were as follows:

Fund	Maximum Amount Allowed	Actual Amount Incurred
Global Equity
Investor Class	0.25%	0.25%
Service Class	0.25%	0.10%
Institutional Class	0.05%	0.00%*
Emerging Markets Equity
Investor Class	0.25%	0.25%
Service Class	0.25%	0.10%
Institutional Class	0.05%	0.00%*
International Small Cap
Investor Class	0.25%	0.25%
Service Class	0.25%	0.10%
Institutional Class	0.05%	0.00%*

*	Rounds to less than 0.01%

The Investment Manager has voluntarily agreed to waive all or a portion of the shareholder servicing fees of Emerging Markets Equity Institutional Class shares such that the net expenses do not exceed 1.05% of the Institutional Class’s average daily net assets for the year. For the fiscal year ended October 31, 2013, no shareholder servicing fees were waived as the total expenses of the Institutional Class were below 1.05%, including $28 in shareholder servicing fees paid by the Institutional Class.

The Securities and Exchange Commission has granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended October 31, 2013, Global Equity lent $1,781,878, for three days earning interest of $175 and Emerging Markets Equity lent $3,067,233, for one day earning interest of $50. The interest amount is included in the Statement of Operations as interest income. At October 31, 2013, the Funds had no loans outstanding.

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended October 31, 2013, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Global Equity	$41,059,651	$60,393,706
Emerging Markets Equity	78,920,849	43,782,070
International Small Cap	24,068,516	12,880,047

42

Notes to Financial Statements (continued)

The Funds had no purchases or sales of U.S. Government obligations during the fiscal year ended October 31, 2013.

4. Portfolio Securities Loaned

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

5. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011- 11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the Funds’ financial statements and disclosures.

7. Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2012/2013 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its period ended October 31, 2013:

Trilogy Global Equity Fund

•	The total amount of taxes paid and income sourced from foreign countries was $45,744 and $1,075,784 respectively.

Trilogy Emerging Markets Equity Fund

•	The total amount of taxes paid and income sourced from foreign countries was $233,862 and $1,833,738, respectively.

Trilogy International Small Cap Fund

•	The total amount of taxes paid and income sourced from foreign countries was $28,442 and $462,498, respectively.

Pursuant to section 852 of the Internal Revenue Code, Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund and Trilogy International Small Cap Fund hereby designate as a capital gain distribution with respect to the taxable period ended October 31, 2013, $4,530,393, $0, and $0, respectively, or, if subsequently determined to be different, the net capital gains of such period.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund and Trilogy International Small Cap Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund and Trilogy International Small Cap Fund (the “Funds”) at October 31, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 26, 2013

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/01/48 • Trustee since 2012 • Oversees 40 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 40 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 40 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Kurt Keilbacker, 10/05/63 • Trustee since 2013 • Oversees 40 Funds in Fund Complex	Managing Member, TechFund Europe (2000-Present); Managing Member, TechFund Capital (1997-Present).

Steven J. Paggioli, 4/03/50 • Trustee since 2004 • Oversees 40 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (38 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).

Richard F. Powers III, 2/02/46 • Trustee since 2013 • Oversees 40 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Director of Ameriprise Financial Inc. (2005-2009).

Eric Rakowski, 6/05/58 • Trustee since 1999 • Oversees 40 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Victoria Sassine, 8/11/65 • Trustee since 2013 • Oversees 40 Funds in Fund Complex	Lecturer, Babson College (2007-Present).

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 40 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

* The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/02/52 • Trustee since 2011 • Oversees 40 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Lewis Collins, 2/26/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

Trustees and Officers (continued)

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

Annual Renewal of Investment Advisory Agreement and Subadvisory Agreements

On June 20-21, 2013, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund and Trilogy International Small Cap Fund (each a “Fund”) and the Subadvisory Agreement with the Subadvisor with respect to each Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and, with respect to the Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 20-21, 2013, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadvisor, the Investment Manager: performs periodic detailed analysis and reviews of the performance by the Subadvisor of its obligations to each Fund, including without limitation a review of the Subadvisor’s investment performance in respect of each Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadvisor and other information regarding the Subadvisor, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadvisor responsible for performing the Subadvisor’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadvisor and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadvisor; assists the Board and management of the Trust in developing and reviewing information with respect to the annual consideration of the Subadvisory Agreement; prepares recommendations with respect to the continued retention of the Subadvisor or the replacement of the Subadvisor; identifies potential successors to or replacements of the Subadvisor or potential additional Subadvisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional Subadvisor; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadvisor with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain a contractual expense limitation for each Fund. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for each Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance program. The Trustees also took

Annual Renewal of Investment Advisory Agreement and Subadvisory Agreements (continued)

into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadvisor’s risk management processes.

Performance.

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

With respect to Trilogy Emerging Markets Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year period ended March 31, 2013 and for the period from the Institutional Class shares’ inception on March 1, 2011 through March 31, 2013 was below the median performance for the Peer Group and below the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s recent underperformance. The Trustees also took into account that the Fund has a limited performance history. The Trustees concluded that the Fund’s performance is being addressed.

With respect to Trilogy Global Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Service Class shares for the 1-year period ended March 31, 2013 and for the period from the Service Class shares’ inception on March 1, 2011 through March 31, 2013 was below the median performance for the Peer Group and below the performance of the Fund Benchmark, the MSCI World Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s recent underperformance. The Trustees also took into account that the Fund has a limited performance history. The Trustees concluded that the Fund’s performance is being addressed.

With respect to Trilogy International Small Cap Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year period ended March 31, 2013 and for the period from the Institutional Class shares’ inception on March 1, 2011 through

March 31, 2013 was below the median performance for the Peer Group and below the performance of the Fund Benchmark, the MSCI AC World Index ex-U.S. Small Cap. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s recent underperformance. The Trustees also took into account that the Fund has a limited performance history. The Trustees concluded that the Fund’s performance is being addressed.

Advisory and Subadvisory Fees and Profitability.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and that the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from each Fund. The Trustees also noted management’s discussion of the current asset levels of the Funds, and considered the impact on profitability of the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the undertaking by the Investment Manager to maintain a contractual expense limitation for the Funds. The Board also took into account management’s discussion of the current advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadvisor. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Subadvisor regarding the cost to the Subadvisor of providing subadvisory services to each Fund and the resulting profitability from the relationships and noted that, because the Subadvisor is an affiliate of the Investment Manager, such profitability might be directly or indirectly shared by the Investment Manager.

48

Annual Renewal of Investment Advisory Agreement and Subadvisory Agreements (continued)

The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the current subadvisory fee structure, and the services the Subadvisor provides in performing its functions under the Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadvisor is reasonable and that the Subadvisor is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to Trilogy Emerging Markets Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2013 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2014, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

With respect to Trilogy Global Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2013 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2014, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.00%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

With respect to Trilogy International Small Cap Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2013 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2014, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.10%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under the Subadvisory Agreement and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 20-21, 2013, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for each Fund.

PROXY RESULTS

A special meeting of shareholders of Managers AMG Funds was held on July 2, 2013. With respect to the proposals to amend certain “fundamental” investment restrictions of the Funds, the meeting was adjourned to August 20, 2013, for Trilogy International Emerging Markets Equity Fund; and was adjourned to August 20, 2013, and September 27, 2013, with respect to Trilogy Global Equity Fund. The proposals and results of the votes are summarized below.

	All Funds in Trust
Manager AMG Funds	For	Withheld
Election of Directors	(in $NAV, rounded to the nearest dollar)
Bruce Bingham	$9,768,009,169	$144,461,619
William E. Chapman, II	9,758,664,304	153,806,485
Edward J. Kaier	9,763,510,014	148,960,774
Steven J. Paggioli	9,765,296,288	147,174,501
Erik Rakowski	9,758,121,834	154,348,954
Thomas R. Schneeweis	9,759,655,066	152,815,722
Christine C. Carsman	9,762,644,429	149,826,359
Kurt Keilhacker	9,759,570,864	152,899,925
Richard F. Powers III	9,750,316,455	162,154,333
Victoria Sassine	9,749,378,146	163,092,642

	Trilogy Emerging Markets Equity Fund
	For	Against	Abstain	Broker Non-Votes
To amend “fundamental” restrictions of the Funds with respect to:	(in $NAV, rounded to the nearest dollar)
Issuance of Senior Securities	$89,377,292	$192,916	$1,528,088	$55,747
Borrowing	89,322,157	250,917	1,525,221	55,747
Lending	89,344,082	229,105	1,525,109	55,747
The Underwriting of Securities	89,410,038	163,074	1,525,184	55,747
Purchasing and Selling Commodities	89,399,781	179,561	1,518,955	55,747
Purchasing and Selling Real Estate	89,354,333	221,434	1,522,530	55,747
Diversification of Investments	89,417,720	152,888	1,527,689	55,747
Concentrating Investments in a Particular Industry	89,329,741	249,600	1,518,955	55,747

	Trilogy Global Equity Fund
	For	Against	Abstain	Broker Non-Votes
To amend “fundamental” restrictions of the Funds with respect to:	(in $NAV, rounded to the nearest dollar)
Issuance of Senior Securities	$52,505,730	$986,257	$5,342,191	$138,179
Borrowing	52,248,337	1,294,869	5,290,971	138,179
Lending	52,274,542	1,212,822	5,346,814	138,179
The Underwriting of Securities	52,598,151	1,000,525	5,235,502	138,179
Purchasing and Selling Commodities	52,607,031	988,384	5,238,763	138,179
Purchasing and Selling Real Estate	52,507,910	1,032,058	5,294,210	138,179
Diversification of Investments	52,847,578	736,563	5,250,036	138,179
Concentrating Investments in a Particular Industry	52,473,582	1,186,168	5,174,428	138,179

PROXY RESULTS (continued)

	Trilogy International Small Cap Fund
	For	Against	Abstain	Broker Non-Votes
To amend “fundamental” restrictions of the Funds with respect to:	(in $NAV, rounded to the nearest dollar)
Issuance of Senior Securities	$12,822,978	$60,712	$560,089	$26,660
Borrowing	12,817,663	68,825	557,291	26,660
Lending	12,810,645	62,183	570,951	26,660
The Underwriting of Securities	12,824,841	58,061	560,877	26,660
Purchasing and Selling Commodities	12,831,405	57,126	555,248	26,660
Purchasing and Selling Real Estate	12,822,377	62,077	559,325	26,660
Diversification of Investments	12,833,573	54,957	555,248	26,660
Concentrating Investments in a Particular Industry	12,790,761	71,567	581,451	26,660

	All Funds in Trust
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(in $NAV, rounded to the nearest dollar)
Declaration of Trust Amendment Procedures	$5,735,361,878	$149,417,450	$190,511,439	$3,837,180,021
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	5,360,516,529	516,204,501	198,569,737	3,837,180,021
Other Changes	5,347,192,692	524,275,244	203,822,831	3,837,180,021

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Trilogy Global Advisors, LP

1114 Avenue of the Americas, 28th Floor

New York, NY 10036

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoiceTM Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS
EQUITY FUNDS	BALANCED FUNDS

BRANDYWINE

BRANDYWINE BLUE BRANDYWINE ADVISORS MIDCAP GROWTH

Friess Associates, LLC

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

CenterSquare Investment Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE INTERNATIONAL

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN

YACKTMAN FOCUSED

Yacktman Asset Management LP

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

GW&K MUNICIPAL BOND

GW&K FIXED INCOME

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Amundi Smith Breeden LLC

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Edward J. Kaier and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Kaier and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2013	Fiscal 2012
Trilogy Global Equity Fund	21,780	27,185
Trilogy Emerging Markets Fund	18,431	38,123
Trilogy International Small Cap Equity Fund	15,988	21,239

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2013	Fiscal 2012
Trilogy Global Equity Fund	7,500	5,500
Trilogy Emerging Markets Fund	7,500	5,500
Trilogy International Small Cap Equity Fund	7,500	5,500

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2013 and $0 for fiscal 2012, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f)	Not applicable.

(g) The aggregate fees billed by PwC in 2013 and 2012 for non-audit services rendered to the Funds and Fund Service Providers were $86,850 and $82,000, respectively. For the fiscal year ended October 31, 2013, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $64,350 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2012, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $65,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on
Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Chief Operating Officer

Date:	January 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Chief Operating Officer

Date:	January 8, 2014

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	January 8, 2014